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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 7, 2006


                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

              0-23494                                  35-1778566
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     (Commission File Number)               (IRS Employer Identification No.)
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
 2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana               46168
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         (Address of Principal Executive Offices)                   (Zip Code)
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                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On November 7, 2006 the Registrant entered into a distribution agreement, whereby it was appointed as a distributor for Motorola wireless devices and related accessories covering various regions, with the initial focus of this master distribution agreement on Central Europe. In addition, on Nov 7, 2006 the Registrant's primary North American subsidiary, Brightpoint North America L.P., entered into a logistic services agreement with Motorola to provide a wide range of outsourced logistic services to support Motorola's retail and direct-to-consumer channels for Motorola's Mobile Devices Business and Connected
Home Business.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BRIGHTPOINT, Inc.
                                (Registrant)

                                By:/s/ Steven E. Fivel
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                                   Steven E. Fivel
                                   Executive Vice President, General Counsel and
                                   Secretary

Date: November 8, 2006